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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

         Date of Report (Date of earliest event reported): May 12, 2005

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)


           New York                    000-6620                16-0928561
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 (State or Other Jurisdiction      (Commission File          (I.R.S. Employer
       of  Incorporation)              Number)             Identification No.)


     6635 Kirkville Road, East Syracuse, New York                  13057
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       (Address of Principal Executive Offices)                 (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 8.01   OTHER EVENTS

On May 12, 2005, Anaren, Inc. (the "Company") issued a press release announcing that its Board of Directors had increased the authorization of its share repurchase program. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

       (c)   Exhibits.

             99.1    Press Release of Anaren, Inc. dated May 12, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ANAREN, INC.

Date: May12, 2005                              By:  /s/ Lawrence A. Sala
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                                                    Lawrence A. Sala
                                                    President and
                                                    Chief Executive Officer